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                                                                       Exhibit 4

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    NUMBER                                                            SHARES
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                   NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.

             Incorporated Under the Laws of the State of Maryland


  This is to certify that                                    SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


  is the owner of

  ------------------
  CUSIP 670634 10 4
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---------===============================================================--------
fully paid and non-assessable shares of the par value of one-cent ($.01) each of the common stock of Nuveen Tax-Exempt Money Market Fund, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as amended, copies of which are on file with the Transfer Agent. This certificate is not valid unless countersigned by the Transfer Agent.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ G. R. Zimmerman

Assistant Secretary, Nuveen Tax-Exempt Money Market Fund, Inc.

[SEAL] NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC. SEAL 1980 MARYLAND

[THE FOLLOWING IS VOID]
Dated:
NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.

/s/ Timothy R. Schwertfeger        Authorized Signature

Chairman of the Board, Nuveen Tax-Exempt Money Market Fund, Inc.

Countersigned
  SHAREHOLDER SERVICES, INC.
            Denver (Colo.)                Transfer Agent
By
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ______ Custodian _______ under Uniform gifts to Minors Act
                   (Cust)           (Minor)
_______
(State)

Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________



For value received, _____________ hereby sell, assign and transfer unto

[_][_][_][_][_][_][_][_][_]
Please insert social security or other identifying number of assignee


________________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________


__________________________________________________________________________Shares
of the Stock represented by the within certificate, and do hereby irrevocably constitute and appoint__________________________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________     Notice: The signature to this assignment must
                                 correspond with the name as written upon the
                                 face of the certificate in every particular,
                                 without alteration or enlargement or any change
                                 whatever.
Owner
____________________________     The signature(s) must be guaranteed by a
                                 commercial bank or trust company located or
                                 having a correspondent in New York City, or by
                                 a member firm of the New York, American,
                                 Midwest or Pacific Coast stock exchanges, whose
                                 signature(s) is known to the Transfer Agent of
                                 the Corporation.
Signature of Co-Owner, if any
_____________________________

Signature(s) guaranteed by:
________________________________________________________________________________





PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark: NUVEEN
________________________________________________________________________________
                   This Space Must Not Be Covered In Any Way